___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2014

FUELSTREAM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-14477	87-0561426
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

510 Shotgun Road, Suite 110 Fort Lauderdale, Florida		33326
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 423-5345

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 27, 2014, Mr. Thomas McConnell resigned as a Director, Chief Executive Officer, and Secretary of Fuelstream, Inc. (the “Company”).

On November 5, 2014, holders of a majority of the voting securities of the Company appointed John Thomas to the Board of Directors of the Company. Mr. Thomas was further appointed as the Company’s interim Chief Executive Officer and Secretary to fill the vacancy created by Mr. McConnell’s resignation. As interim Chief Executive Officer, Mr. Thomas will have the primary responsibility for the day-to-day-operations of the Company. A summary of the background and business experience of Mr. Thomas is as follows:

John D. Thomas. Mr. Thomas, age 42, has practiced law specializing in general corporate law, securities, and mergers and acquisitions for his law firm, John D. Thomas P.C. since June, 2003. From April 3, 2014 to July 10, 2014, Mr. Thomas served as the Company’s interim Chief Executive Officer and Secretary. From September, 2013 through December, 2013, Mr. Thomas served on the Board of Directors of Helmer Directional Drilling Corp, a filer of reports pursuant to 13(a) and 15(d) of the Securities Exchange Act of 1934. From March 2008 until March 2012, Mr. Thomas served as a member of the board of directors and chairman of the audit committee of Bayhill Capital, Inc. (BYHL.OB), a filer of reports pursuant to 13(a) and 15(d) of the Securities Exchange Act of 1934. From July, 2009 to May, 2011, Mr. Thomas served as a member of the board of directors of Vican Resources, Inc. (OTC: VCAN), a filer of reports pursuant to 13(a) and 15(d) of the Securities Exchange Act of 1934. Since August 2009, Mr. Thomas has been a member of the board of directors of London Pacific & Partners, Inc. (OTC: LDPP), a Los Angeles and London-based investment and advisory firm specializing in healthcare and hospitality finance. In August, 2009, Mr. Thomas entered into a settlement with the Commodity Futures Trading Commission wherein Mr. Thomas consented to an order of permanent injunction from his future involvement in commodity pools trading and commodities operations. Mr. Thomas holds a Juris Doctor degree from Texas Tech University School of Law and is licensed to practice law in Texas and Utah.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 5, 2014, holders of a majority of the voting securities of the Company appointed John D. Thomas to the Board of Directors of the Company. Mr. Thomas was further appointed as the Company’s interim Chief Executive Officer and Secretary to fill the vacancy created by Mr. McConnell’s resignation as described in Item 5.02 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuelstream, Inc.

Date: November 5, 2014	By: /s/ John Thomas________
John Thomas
Chief Executive Officer